PAINEWEBBER


     ===========================================================================
     TAX-MANAGED
     EQUITY FUND

     ANNUAL REPORT

     AUGUST 31, 1999

PAINEWEBBER TAX-MANAGED EQUITY FUND                                ANNUAL REPORT

PERFORMANCE AT A GLANCE
================================================================================

Comparison of the change of a $10,000 investment in PaineWebber Tax-Managed Equity Fund (A, B, C, Y) and the S&P 500 Index, from December 14, 1998 through August 31, 1999

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                              <PLOT POINTS NEEDED>

The graph depicts the performance of PaineWebber Tax-Managed Equity Fund (A, B, C, Y) versus the S&P 500 Index. It is important to note that PaineWebber Tax-Managed Equity Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Past performance is no guarantee of future performance.

------------------------------------
TOTAL % RETURN, PERIOD ENDED 8/31/99
------------------------------------

                                                    Inception(1)
--------------------------------------------------------------------------------
                            Class A*                   11.52
Before Deducting            Class B**                  10.88
Maximum Sales Charge        Class C+                   10.88
                            Class Y++                  11.04

--------------------------------------------------------------------------------

                            Class A*                    6.49
After Deducting             Class B**                   5.88
Maximum Sales Charge        Class C+                    9.88

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Inception: since commencement of issuance on December 14, 1998, for Class A, B, C and Y shares.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

ANNUAL REPORT

----------------------------
PAINEWEBBER
TAX-MANAGED
EQUITY FUND

PROFILE
As of August 31, 1999

Investment Goal:
Maximize after-tax
total return

Portfolio Managers:
Mark A. Tincher
and Christopher G. Altschul,
Mitchell Hutchins
Asset Management Inc.

Commencement:
December 14, 1998

Dividend Payments:
annually, if any
----------------------------

                                                                October 15, 1999

Dear Shareholder,

We are pleased to present you with the first annual report for the PaineWebber Tax-Managed Equity Fund (the "Fund") for the fiscal period from December 14, 1998 through August 31, 1999.

MARKET REVIEW
================================================================================

[GRAPHIC OMITTED] For most of 1998 and the first quarter of 1999 the market was very narrow, focused primarily on large-capitalization growth companies. This was a highly unusual situation and we expected conditions to return to normal--i.e., near parity between growth and value styles. The market did briefly turn around in the second quarter, but only the most undervalued of the value stocks benefited before investors got concerned about the surge in commodity prices, and narrowness returned. For the 12 months ended August 31, 1999, the S&P 500 Index gained 39.81%.

Despite gains in the broad market, individual stock performance varied widely. About two thirds of the stocks traded on the New York Stock Exchange have actually posted losses year to date. The market weakened at the end of the Fund's fiscal year, as investors became concerned about the possibility of the Federal Reserve again raising short-term interest rates. Technology and consumer cyclicals were the strongest sectors; the weakest sectors included healthcare, utilities and capital goods.

OUTLOOK

We expect gross domestic product growth of around 3.80% for 1999, and about 2.90% growth for 2000. Our outlook calls for 2.25% inflation for calendar year 1999, and about the same or slightly higher for calendar year 2000. We expect the yield on the long bond (30-year Treasury) to stay close to 6.10% for the rest of 1999, and to retreat below 6.00% in 2000. Overseas growth does not seem strong enough to raise inflationary expectations to a great degree, but should allow companies to maintain profitability.

PORTFOLIO HIGHLIGHTS
================================================================================

[GRAPHIC OMITTED]

     CHARACTERISTICS*

                                                   8/31/99        2/28/99
        --------------------------------------------------------------------
           Net Assets ($mm)                        $61.3           $44.5
           Average Market Cap ($bln)               $22.0           $12.4
           Price/Earnings Ratio(1)                  17.1x           13.9x
           Dividend Yield                           1.22%           1.51%
           Number of Securities                       99              85
           Stocks                                   83.8%           87.7%
           Cash                                     16.2%           12.3%
        --------------------------------------------------------------------

* Weightings represent percentages of net assets as of August 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.
(1) Based on projected fiscal year earnings for August 31, 1999 to August 31, 2000.

PAINEWEBBER TAX-MANAGED EQUITY FUND                                ANNUAL REPORT

The Fund's investment style, which focuses on stocks with reasonable valuations and favorable earnings forecasts, suffered for most of the fiscal period due to a narrow, growth style market, though the mid-summer value rebound temporarily helped performance. Fund performance lagged the S&P 500 Index return of 14.57% for the fiscal period.

The Fund remains overweighted in capital goods (14.2%) and cyclical stocks (18.4%), and continues to be underweighted in technology (14.6%), healthcare (3.3%) and utilities (3.6%). The Fund also remains underweighted in consumer nondurables. The underweighting reflected our expectation that the Federal Reserve would raise short-term interest rates, which it did twice during the fiscal period. The consumer nondurables sector historically has performed poorly in rising interest rate environments.

TOP TEN HOLDINGS*

   As of 8/31/99
---------------------------------------------------
   General Dynamics Corp.                  2.5
   Microsoft Corp.                         2.1
   Reynolds Metals Co.                     1.7
   United Technologies Corp.               1.7
   Apple Computer, Inc.                    1.6
   BJ Services Co.                         1.6
   The Chase Manhattan Corp.               1.6
   TRW Inc.                                1.5
   Mettler Toledo International Inc.       1.5
   SPX Corp.                               1.5
---------------------------------------------------

   As of 2/28/99
-------------------------------------------------------------
   Mettler Toledo International Inc.                  4.1
   The Chase Manhattan Corp.                          1.3
   Hewlett Packard Corp.                              1.3
   The Limited, Inc.                                  1.3
   Travelers Property Casualty Corp.                  1.3
   K Mart Corp.                                       1.2
   Litton Industries, Inc.                            1.1
   Ross Stores, Inc.                                  1.1
   Computer Associates International, Inc.            1.1
   Autodesk, Inc.                                     1.1
-------------------------------------------------------------

The Fund seeks to identify companies believed to have reasonable valuations with favorable earnings forecasts. In the current interest rate environment, such companies are difficult to find and the Fund is maintaining a relatively high level of cash as a result.

We expect value stocks to rebound and believe the Fund's positions could benefit as the market broadens. We plan to look selectively for buying opportunities in financial services. Earnings estimates for financial services companies generally are improving, and we feel the sector is poised to rebound as investors put interest rate and inflation fears behind them.

* Weightings represent percentages of net assets as of August 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

PAINEWEBBER
TAX-MANAGED
EQUITY FUND

Top Five Sectors*
As of 8/31/99

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

Consumer Cyclical     18.4%
Technology            14.6%
Capital Goods         14.2%
Financial Services    11.9%
Energy                 8.0%

As of 2/28/99

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

Financial Services    17.5%
Technology            17.2%
Capital Goods         16.3%
Consumer Cyclical     15.5%
Consumer Nonyclical    6.5%

ANNUAL REPORT

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on PaineWebber Tax-Managed Equity Fund or another fund in the PaineWebber Family of Funds,(2) please contact your Financial Advisor.


Sincerely,

/s/ Margo Alexander

MARGO ALEXANDER
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.


/s/ Brian M. Storms

BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.


/s/ Mark A. Tincher

MARK A. TINCHER
Managing Director and
Chief Investment Officer - Equities
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Tax-Managed
Equity Fund


/s/ Christopher G. Altschul

CHRISTOPHER G. ALTSCHUL
First Vice President
Mitchell Hutchins Asset Management, Inc.
Portfolio Manager, Tax-Managed
Equity Fund

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal period from December 14, 1998 through August 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

PAINEWEBBER TAX-MANAGED EQUITY FUND

PORTFOLIO OF INVESTMENTS                                         AUGUST 31, 1999

  Number of
   Shares                                                       Value
--------------                                              ------------

COMMON STOCK--83.77%

Agriculture, Food & Beverage--1.94%
     11,400      Hershey Foods Corp. .....................  $    610,612
        800      Interstate Bakeries Corp. ...............        19,150
        900      Sara Lee Corp. ..........................        19,969
     23,900      Supervalue, Inc. ........................       537,750
                                                            ------------
                                                               1,187,481
                                                            ------------

Airlines--1.44%
      5,400      AMRCorp.* ...............................       316,575
      8,700      UAL-Corp.* ..............................       563,869
                                                            ------------
                                                                 880,444
                                                            ------------

Apparel, Retail--3.05%
     18,200      Limited, Inc. ...........................       689,325
     16,600      Liz Claiborne Inc. ......................       610,050
     12,600      Ross Stores Inc. ........................       524,475
      2,600      Too Inc.* ...............................        45,662
                                                            ------------
                                                               1,869,512
                                                            ------------

Banks--3.71%
     22,700      Bank of New York Co. Inc. ...............       811,525
     11,400      The Chase Manhattan Corp. ...............       954,037
      3,500      Independent Bancshares Inc. .............        39,813
     12,200      UnionBanCal Corp. .......................       468,175
                                                            ------------
                                                               2,273,550
                                                            ------------

Chemicals--1.90%
     12,000      Gencorp Inc. ............................       258,000
     14,100      Sherwin-Williams Co. ....................       343,688
     29,600      W.R. Grace & Co.* .......................       566,100
                                                            ------------
                                                               1,167,788
                                                            ------------

Computer Hardware--2.95%
     15,400      Apple Computer, Inc.*(1) ................     1,004,850
     10,200      Lexmark International Group, Inc.* ......       803,250
                                                            ------------
                                                               1,808,100
                                                            ------------

Computer Software--5.50%
     13,800      Autodesk, Inc. ..........................       317,400
      7,100      IBM Corp. ...............................       884,394
     14,200      Microsoft Corp.* ........................     1,314,387
     19,900      Unisys Corp.* ...........................       855,700
                                                            ------------
                                                               3,371,881
                                                            ------------

Construction--0.95%
      8,400      Armstrong World Industries, Inc. ........  $    407,925
      6,200      Centex Corp. ............................       174,375
                                                            ------------
                                                                 582,300
                                                            ------------

Consumer Durables--0.50%
      4,900      Maytag Corp. ............................       306,863
                                                            ------------

Defense/Aerospace--8.10%
     11,400      Allied Signal, Inc. .....................       698,250
     12,600      Cordant Technologies Inc. ...............       521,325
     24,700      General Dynamics Corp. ..................     1,556,100
     34,200      Howmet International Inc.* ..............       611,325
     10,300      Litton Industries, Inc.* ................       659,200
     16,900      TRW Inc. ................................       921,050
                                                            ------------
                                                               4,967,250
                                                            ------------

Diversified Retail--2.65%
     11,600      Federated Department Stores, Inc.* ......       533,600
     11,400      Sears, Roebuck & Co. ....................       427,500
     15,000      Wal Mart Stores, Inc. ...................       664,687
                                                            ------------
                                                               1,625,787
                                                            ------------

Drugs & Medicine--0.77%
      9,100      Pharmacia & Upjohn, Inc. ADR ............       475,475
                                                            ------------

Electric Utilities--3.11%
     12,600      Constellation Energy Group, Inc. ........       373,275
     10,300      Nstar Corp.* ............................       444,831
      8,800      PECO Energy Co. .........................       357,500
     10,700      PG&E Corp. ..............................       324,344
      9,100      Pinnacle West Capital Corp. .............       345,800
      2,300      RGS Energy Group Inc. ...................        59,512
                                                            ------------
                                                               1,905,262
                                                            ------------

Electrical Power--2.48%
     12,600      Cooper Industries, Inc. .................       653,625
      8,420      Koninklijke Philips Electronics N.V.* ...       865,681
                                                            ------------
                                                               1,519,306
                                                            ------------

Energy Reserves & Production--3.69%
      9,100      Atlantic Richfield Co. ..................       800,231
      6,600      Mobil Corp. .............................       675,675
     12,700      Royal Dutch Petroleum Co. ADR ...........       785,813
                                                            ------------
                                                               2,261,719
                                                            ------------

PAINEWEBBER TAX-MANAGED EQUITY FUND

  Number of
   Shares                                                       Value
--------------                                              ------------

COMMON STOCK (continued)

Entertainment--1.13%
     18,200      King World Productions, Inc.* ...........  $    693,875
                                                            ------------

Financial Services--2.09%
     12,300      Lehman Brothers Holdings, Inc. ..........       661,125
      8,500      Marsh & McLennan Cos., Inc. .............       618,906
                                                            ------------
                                                               1,280,031
                                                            ------------

Food Retail--0.17%
     13,200      Food Lion Inc. ..........................       104,363
                                                            ------------

Forest Products, Paper--0.77%
     11,400      Georgia-Pacific Corp. ...................       471,675
                                                            ------------

Industrial Parts--6.52%
     14,600      American Standard Companies Inc.* .......       598,600
      9,500      Caterpillar, Inc. .......................       537,938
     34,500      Mettler-Toledo International Inc.* ......       918,562
     10,800      SPX Corp.* ..............................       915,300
     15,506      United Technologies Corp. ...............     1,025,334
                                                            ------------
                                                               3,995,734
                                                            ------------

Industrial Services/Supplies--1.32%
     43,300      Delphi Automotive Systems Corp. .........       811,875
                                                            ------------

Information & Computer Services--2.95%
     13,600      Comdisco Inc. ...........................       286,450
      3,700      Computer Sciences Corp.* ................       255,994
     11,000      Electronic Data Systems Corp. ...........       617,375
     14,800      First Data Corp. ........................       651,200
                                                            ------------
                                                               1,811,019
                                                            ------------

Leisure--0.39%
      3,300      Eastman Kodak Co. .......................       242,344
                                                            ------------

Life Insurance--2.02%
      8,400      CIGNA Corp. .............................       754,425
     10,400      Lincoln National Corp. ..................       487,500
                                                            ------------
                                                               1,241,925
                                                            ------------

Long Distance & Phone Companies--0.51%
      4,100      MCI WorldCom, Inc.* .....................       310,575
                                                            ------------

Medical Products--1.75%
     13,600      Mallinckrodt Group, Inc. ................       436,050
      6,400      St. Jude Medical, Inc.* .................       232,000
     10,800      Varian Inc.* ............................       171,450
     10,800      Varian Medical Systems Inc. .............       233,550
                                                            ------------
                                                               1,073,050
                                                            ------------

Medical Providers--0.73%
     18,200      Columbia/HCA Healthcare Corp. ...........       448,175
                                                            ------------

Mining & Metals--3.15%
      6,500      Ball Corp. ..............................       292,094
     16,200      Reynolds Metals Co. .....................     1,025,662
     22,800      USX-U.S. Steel Group, Inc. ..............       615,600
                                                            ------------
                                                               1,933,356
                                                            ------------

Motor Vehicles--3.69%
     13,100      Borg Warner Automotive, Inc. ............       620,612
      7,000      Ford Motor Co. ..........................       364,875
      7,600      General Motors Corp. ....................       502,550
     11,400      Lear Corp.* .............................       458,137
      6,500      Navistar International Corp.* ...........       316,063
                                                            ------------
                                                               2,262,237
                                                            ------------

Oil Refining--1.63%
     18,200      Tosco Corp. .............................       464,100
     17,200      USX-Marathon Group ......................       535,350
                                                            ------------
                                                                 999,450
                                                            ------------

Oil Services--2.64%
     28,500      BJ Services Co.* ........................       976,125
     15,500      Cooper Cameron Corp.* ...................       645,188
                                                            ------------
                                                               1,621,313
                                                            ------------

Other Insurance--4.45%
     19,700      Allstate Corp. ..........................       646,406
      8,000      Chubb Corp. .............................       457,500
     18,600      Enhance Financial Services Group Inc. ...       381,300
        900      Old Republic International Corp. ........        13,950
     19,500      St. Paul Co., Inc. ......................       625,219
     17,100      Travelers Property Casualty Corp. .......       607,050
                                                            ------------
                                                               2,731,425
                                                            ------------

PAINEWEBBER TAX-MANAGED EQUITY FUND

  Number of
   Shares                                                       Value
--------------                                              ------------

COMMON STOCK (concluded)

Publishing--2.94%
     20,700      Deluxe Corp. ............................  $    705,094
      2,700      Dow Jones & Co., Inc. ...................       135,675
      9,000      Knight Ridder, Inc. .....................       485,437
      8,000      New York Times Co., Class A .............       312,500
      2,800      Times Mirror Co. ........................       161,700
                                                            ------------
                                                               1,800,406
                                                            ------------

Restaurants--0.58%
     22,800      Darden Restaurants, Inc. ................       356,250
                                                            ------------

Securities & Asset Management--0.75%
      6,200      Merrill Lynch & Co., Inc. ...............       462,675
                                                            ------------

Semiconductor--0.40%
     10,800      Varian Semiconductor Equipment Inc.* ....       245,700
                                                            ------------

Tobacco--0.45%
      5,400      Reynolds RJ Tobacco Holdings, Inc. ......       148,163
      4,000      UST Inc. ................................       126,750
                                                            ------------
                                                                 274,913
                                                            ------------

Total Common Stocks (cost--$46,676,238)                       51,375,084
                                                            ------------

   Principal
    Amount
     (000)                                                                          Maturity Dates    Interest Rates       Value
----------------                                                                  -----------------   --------------   ------------
U.S. Government Obligations--14.16%
     $2,500      Federal Home Loan Mortgage Discount Notes .....................      09/16/99            4.950%**        2,494,844
      6,200      Federal National Mortgage Association Discount Notes ..........      09/16/99            5.100**         6,186,825
                                                                                                                       ------------
Total U.S. Government Obligations (cost--$8,681,669) ...........................                                          8,681,669
                                                                                                                       ------------
Repurchase Agreement--2.13%
      1,308      Repurchase Agreement dated 08/31/99 with SG Cowen Corporation, collateralized by $903,000 U.S. Treasury Bonds, 11.250% due
                 02/15/15 (value--$1,334,183); proceeds: $1,308,197
                 (cost--$1,308,000) ............................................      09/01/99            5.430           1,308,000
                                                                                                                       ------------

Total Investments (cost--$56,665,907)--100.06% ......................................................................    61,364,753
Liabilities in excess of other assets--(0.06)% ......................................................................       (37,795)
                                                                                                                       ------------
Net Assets--100.00% .................................................................................................  $ 61,326,958
                                                                                                                       ============

----------
*     Non-Income producing security
**    Interest rate reflects yield to maturity at date of purchase.
ADR   American Depositary Receipt
(1)   Security, or portion thereof, was on loan at August 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER TAX-MANAGED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES                              AUGUST 31, 1999

Assets

Investments in securities, at value (cost--$56,665,907) .......................................   $ 61,364,753
Investments of cash collateral received for securities loaned, at value (cost--$710,400) ......        710,400
Cash ..........................................................................................            503
Receivable for shares of beneficial interest sold .............................................        398,716
Dividends and interest receivable .............................................................         88,006
Other assets ..................................................................................          6,492
                                                                                                  ------------
Total assets ..................................................................................     62,568,870
                                                                                                  ------------

Liabilities

Payable for investments purchased .............................................................        325,334
Collateral for securities loaned ..............................................................        710,400
Payable to affiliate ..........................................................................         73,994
Accrued expenses and other liabilities ........................................................        132,184
                                                                                                  ------------
Total liabilities .............................................................................      1,241,912
                                                                                                  ------------

Net Assets

Beneficial interest--$0.001 par value outstanding (unlimited amount authorized) ...............     56,696,354
Accumulated net investment loss ...............................................................        (26,606)
Accumulated net realized loss from investment transactions ....................................        (41,636)
Net unrealized appreciation of investments ....................................................      4,698,846
                                                                                                  ------------
Net assets ....................................................................................   $ 61,326,958
                                                                                                  ============

Class A:

Net assets ....................................................................................   $ 17,727,924
                                                                                                  ------------
Shares outstanding ............................................................................      1,272,023
                                                                                                  ------------
Net asset value and redemption value per share ................................................         $13.94
                                                                                                        ======
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price)         $14.60
                                                                                                        ======

Class B:

Net assets ....................................................................................   $ 23,990,413
                                                                                                  ------------
Shares outstanding ............................................................................      1,730,482
                                                                                                  ------------
Net asset value and offering price per share ..................................................         $13.86
                                                                                                        ======

Class C:

Net assets ....................................................................................   $ 19,492,863
                                                                                                  ------------
Shares outstanding ............................................................................      1,405,993
                                                                                                  ------------
Net asset value and offering price per share ..................................................         $13.86
                                                                                                        ======

Class Y:

Net assets ....................................................................................   $    115,758
                                                                                                  ------------
Shares outstanding ............................................................................          8,337
                                                                                                  ------------
Net asset value, offering price and redemption value per share ................................         $13.88
                                                                                                        ======

                 See accompanying notes to financial statements

PAINEWEBBER TAX-MANAGED EQUITY FUND

STATEMENT OF OPERATIONS

                                                                      For the Period
                                                                    December 14, 1998+
                                                                          through
                                                                      August 31, 1999
                                                                    ------------------
Investment income:

Dividends (net of foreign withholding taxes of $3,406) .............   $   457,259
Interest ...........................................................       282,307
                                                                       -----------
                                                                           739,566
                                                                       -----------
Expenses:

Investment advisory and administration .............................       269,530
Service fees--Class A ..............................................        28,328
Service and distribution fees--Class B .............................       137,150
Service and distribution fees--Class C .............................       108,776
Organizational expenses ............................................       125,000
Legal and audit ....................................................        59,261
Reports and notices to shareholders ................................        48,200
Custody and accounting .............................................        21,724
Transfer agency and service fees ...................................        19,363
Trustees' fees .....................................................         7,875
Federal and state registration fees ................................         3,977
Other expenses .....................................................        14,375
                                                                       -----------
                                                                           843,559
Less: Fee waivers from adviser .....................................       (77,387)
                                                                       -----------
Net expenses .......................................................       766,172
                                                                       -----------
Net investment loss ................................................       (26,606)
                                                                       -----------

Realized and unrealized gains (losses) from investment transactions:

Net realized loss from investment transactions .....................       (41,636)
Net unrealized appreciation/depreciation of investments ............     4,698,846
                                                                       -----------
Net realized and unrealized gain from investment transactions ......     4,657,210
                                                                       -----------
Net increase in net assets resulting from operations ...............   $ 4,630,604
                                                                       ===========

----------
+Commencement of operations

                 See accompanying notes to financial statements

PAINEWEBBER TAX-MANAGED EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                         For the Period
                                                                        December 14, 1998+
                                                                             through
                                                                          August 31, 1999
                                                                        ------------------
From operations:

Net investment loss ....................................................   $    (26,606)
Net realized loss from investment transactions .........................        (41,636)
Net unrealized appreciation/depreciation of investments ................      4,698,846
                                                                           ------------
Net increase in net assets resulting from operations ...................      4,630,604
                                                                           ------------

From beneficial interest transactions:

Net proceeds from the sale of shares ...................................     64,523,463
Cost of shares repurchased .............................................     (7,827,159)
                                                                           ------------
Net increase in net assets derived from beneficial interest transactions     56,696,304
                                                                           ------------
Net increase in net assets .............................................     61,326,908

Net assets:

Beginning of period ....................................................             50
                                                                           ------------
End of period ..........................................................   $ 61,326,958
                                                                           ============

----------
+     Commencement of operations

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      PaineWebber Tax-Managed Equity Fund (the "Fund") is a diversified series of PaineWebber Managed Investments Trust (the "Trust"). The Trust was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to maximize after-tax total return.

      Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. Class Y shares have no service or distribution plan.

      The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

      Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

      Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

      The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. For the period ended August 31, 1999, Mitchell Hutchins has voluntarily undertaken to waive a portion of advisory fees and reimburse a portion of other expenses when necessary to maintain the Fund's total annual operating expenses at a level not to exceed 1.62%, 2.37%, 2.37% and 1.37% of the Fund's average daily net assets for Class A, Class B, Class C and Class Y shares, respectively. At August 31, 1999, the Fund owed Mitchell Hutchins $33,811 in investment advisory and administration fees.

      For the period ended August 31, 1999, the Tax-Managed Equity Fund paid $3,960 in commissions to PaineWebber for transactions executed on behalf of the Fund.

DISTRIBUTION PLANS

      Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares. At August 31, 1999, the Fund owed Mitchell Hutchins $40,173 in service and distribution fees.

      Mitchell Hutchins also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the period ended August 31, 1999, it earned $389,204 in sales charges.

NOTES TO FINANCIAL STATEMENTS

TRANSFER AGENCY SERVICE FEES

      PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the period ended August 31, 1999, PaineWebber received approximately 55% of the total transfer agency service fees collected by PFPC, Inc. from the Fund.

SECURITY LENDING

      The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, which received $31 in compensation in that capacity from the Fund for the period ended August 31, 1999. At August 31, 1999, the Fund owed PaineWebber $10 in compensation.

      As of August 31, 1999, the Fund held cash and/or cash equivalents having an aggregate value of $710,400 as collateral for portfolio securities loaned having a market value of $724,275 which was invested in the following money market fund:

    Number of
      Shares                                                       Value
     --------                                                     --------
     710,400   Liquid Assets Portfolio (cost--$710,400) ........  $710,400
                                                                  ========

BANK LINE OF CREDIT

      The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purchases. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Fund in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended August 31, 1999, the Fund did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at August 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

      At August 31, 1999, the components of net unrealized appreciation of investments were as follows:

         Gross appreciation (investments having an excess of value over cost) ....  $ 5,620,452
         Gross depreciation (investments having an excess of cost over value) ....     (921,606)
                                                                                    -----------
         Net unrealized appreciation of investments ..............................  $ 4,698,846
                                                                                    ===========

      For the period ended August 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $67,869,229 and $21,125,623 respectively.

FEDERAL TAX STATUS

      The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to any federal excise tax.

BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                               Class A                         Class B                         Class C
                                    ----------------------------    ----------------------------    ----------------------------
                                        Shares         Amount           Shares         Amount          Shares          Amount
                                    ------------    ------------    ------------    ------------    ------------    ------------
For the Period December 14, 1998+
through August 31, 1999:

Shares sold .....................      1,532,036    $ 19,692,976       1,914,198    $ 24,772,096       1,536,658    $ 19,939,351
Shares repurchased ..............       (276,011)     (3,793,164)       (167,726)     (2,299,643)       (130,666)     (1,734,352)
Shares converted from
  Class B to Class A ............         15,997         205,479         (15,991)       (205,479)           --              --
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase ....................      1,272,022    $ 16,105,291       1,730,481    $ 22,266,974       1,405,992    $ 18,204,999
                                    ============    ============    ============    ============    ============    ============

                                               Class Y
                                    ---------------------------
                                        Shares        Amount
                                    ------------   ------------
For the Period December 14, 1998+
through August 31, 1999:

Shares sold .....................          8,336   $    119,040
Shares repurchased ..............           --             --
Shares converted from
  Class B to Class A ............           --             --
                                    ------------   ------------
Net increase ....................          8,336   $    119,040
                                    ============   ============

----------
+     Commencement of operations

PAINEWEBBER TAX-MANAGED EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

                                                                        For the Period December 14, 1998+
                                                                              through August 31, 1999
                                                             ---------------------------------------------------------
                                                              Class A        Class B         Class C          Class Y
                                                             ----------     ----------      ----------      ----------
Net asset value, beginning of period .....................   $    12.50     $    12.50      $    12.50      $    12.50
                                                             ----------     ----------      ----------      ----------
Net investment income (loss) .............................         0.04          (0.03)          (0.02)           0.01
Net realized and unrealized gains from investments .......         1.40           1.39            1.38            1.37
                                                             ----------     ----------      ----------      ----------
Total increase from investment operations ................         1.44           1.36            1.36            1.38
                                                             ----------     ----------      ----------      ----------
Net asset value, end of period ...........................   $    13.94     $    13.86      $    13.86      $    13.88
                                                             ==========     ==========      ==========      ==========
Total investment return (1) ..............................        11.52%         10.88%          10.88%          11.04%
                                                             ==========     ==========      ==========      ==========
Ratios/Supplemental data:
Net assets, end of period (000's) ........................   $   17,728     $   23,990      $   19,493      $      116
Expenses to average net assets, net of waivers
  from adviser ...........................................         1.62%*         2.37%*          2.37%*          1.37%*
Expenses to average net assets, before waivers
  from adviser ...........................................         1.87%*         2.57%*          2.56%*          1.47%*
Net investment income (loss) to average net assets,
  net of waivers from adviser ............................         0.43%*        (0.31)%*        (0.31)%*         0.84%*
Net investment income (loss) to average net assets, before
  waivers from adviser ...................................         0.18%*        (0.51)%*        (0.50)%*         0.74%*
Portfolio turnover rate ..................................           47%            47%             47%             47%

----------
*      Annualized
+      Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges or programs fees; results would be lower if sales charges or programs fees were included. Total investment return for the period has not been annualized.

PAINEWEBBER TAX-MANAGED EQUITY FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
PaineWebber Tax-Managed Equity Fund

      We have audited the accompanying statement of assets and liabilities of the PaineWebber Tax-Managed Equity Fund (the "Fund"), including the portfolio of investments, as of August 31, 1999, and the related statement of operations, changes in net assets and the financial highlights for the period December 14, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period December 14, 1998 to August 31, 1999, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

New York, New York
October 14, 1999

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

================================================================================
TRUSTEES

E. Garrett Bewkes, Jr.
Chairman
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Mark A. Tincher
Vice President

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

PaineWebber offers a family of 28 funds which encompass a diversified range of investment goals.

BOND FUNDS

o  High Income Fund

o  Investment Grade Income Fund

o  Low Duration U.S. Government Income Fund

o  Strategic Income Fund

o  U.S. Government Income Fund

TAX-FREE BOND FUNDS

o  California Tax-Free Income Fund

o  Municipal High Income Fund

o  National Tax-Free Income Fund

o  New York Tax-Free Income Fund

STOCK FUNDS

o  Financial Services Growth Fund

o  Growth Fund

o  Growth and Income Fund

o  Mid Cap Fund

o  Small Cap Fund

o  S&P 500 Index Fund

o  Strategy Fund

o  Tax-Managed Equity Fund

o  Utility Income Fund

ASSET ALLOCATION FUNDS

o  Balanced Fund

o  Tactical Allocation Fund

GLOBAL FUNDS

o  Asia Pacific Growth Fund

o  Emerging Markets Equity Fund

o  Global Equity Fund

o  Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS

o  Aggressive Portfolio

o  Moderate Portfolio

o  Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

                                  PaineWebber

                    (Copyright)1999 PaineWebber Incorporated
                                   Member SIPC

-------------------------------------------------------------------------------
  PAINEWEBBER

                                                           --------------------
                                                           TAX-MANAGED

                                                           EQUITY FUND

                                                           AUGUST 31, 1999

                                ANNUAL REPORT